                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [   ]
     Pre-Effective Amendment No.            [   ]
     Post-Effective Amendment No. 8         [ X ]
                                 ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [   ]

     Amendment No. 10                        [ X ]
                  ----

                     SPIRIT OF AMERICA INVESTMENT FUND, INC.
               (Exact name of Registrant as specified in charter)

                              477 Jericho Turnpike
                                  P.O. Box 9006
                          Syosset, New York 11791-9006
                    (Address of principal executive offices)

                                 (516) 390-5555

                          Registrant's Telephone Number

                                Mr. David Lerner
                              SSH Securities, Inc.
                              477 Jericho Turnpike

                             Syosset, New York 11791
                     (Name and address of Agent for Service)

                                   Copies to:

                             Stephanie Djinis, Esq.
                         1749 Old Meadow Road, Suite 310
                             McLean, Virginia 22102

It is proposed that this filing will become effective (check appropriate box).

[ X ] immediately upon filing pursuant to paragraph (b) of Rule 485
[   ] on ______________ pursuant to paragraph (b) of Rule 485
[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[   ] on (date) pursuant to paragraph (a)(1) of Rule 485
[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

   Additional information about the Funds is contained in the Statement of Additional Information (the "SAI"). The SAI is incorporated by reference into this Prospectus.



   Additional information about Real Estate Fund's investments is available in its annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


   To obtain an SAI, annual report or semi-annual report for the Funds without charge, or request other information or make shareholder inquiries call collect 516-390-5555.


   The Funds' reports and SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-942-8090. The reports and other information are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


      Investment Company File No. 811-8231

SOAPROS03
[LOGO]     SPIRIT
         OF AMERICA
       Investment Fund


                      Spirit of America Real Estate Fund



                                Class A Shares


                                Class B Shares



                         Spirit of America Value Fund


                                  Prospectus

                               February 28, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]     SPIRIT
         OF AMERICA
       Investment Fund

                               TABLE OF CONTENTS


                                                                                                     Page
                                                                                                     ----
A SUMMARY OF THE REAL ESTATE FUND...................................................................   2
FEES AND EXPENSES OF THE REAL ESTATE FUND...........................................................   4
 Example............................................................................................   5
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE REAL ESTATE FUND....   5
A SUMMARY OF THE VALUE FUND.........................................................................   8
FEES AND EXPENSES OF THE VALUE FUND.................................................................   9
 Example............................................................................................  10
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE VALUE FUND..........  10
MANAGEMENT OF THE FUNDS.............................................................................  11
 Investment Adviser.................................................................................  11
 Portfolio Manager..................................................................................  11
PRICING FUND SHARES.................................................................................  11
HOW TO PURCHASE SHARES..............................................................................  12
 General............................................................................................  12
 Purchases by Mail..................................................................................  13
 Purchases by Wire..................................................................................  13
 Purchases through Broker-Dealers...................................................................  13
 Purchases by Telephone.............................................................................  14
 Automatic Investment Plan..........................................................................  14
HOW TO REDEEM SHARES................................................................................  14
 Redemption by Mail.................................................................................  14
 Redemption by Telephone or by Wire.................................................................  14
 Systematic Cash Withdrawal Plan....................................................................  15
 General Redemption Information.....................................................................  15
 Minimum Balances...................................................................................  16
 Exchange of Shares.................................................................................  16
DISTRIBUTION ARRANGEMENTS...........................................................................  16
 Rule 12b-1 Plans...................................................................................  16
 Real Estate Fund Class A Shares and Value Fund Shares..............................................  17
 Real Estate Fund Class B Shares....................................................................  17
 Factors to Consider in Choosing a Class of Shares of the Real Estate Fund..........................  17
 Sale of Real Estate Fund Class A Shares and Value Fund Shares......................................  18
 Reduced Sales Charges..............................................................................  18
 Sales at Net Asset Value...........................................................................  19
 Sale of Real Estate Fund Class B Shares............................................................  19
 CDSC Waivers.......................................................................................  20
 Automatic Conversion of Real Estate Fund Class B Shares............................................  20
DIVIDENDS, DISTRIBUTIONS AND TAXES..................................................................  20
 Dividends and Distributions........................................................................  20
 U.S. Federal Income Taxes..........................................................................  21
FINANCIAL HIGHLIGHTS................................................................................  22

                      SPIRIT OF AMERICA REAL ESTATE FUND


                           (the "Real Estate Fund")



                       A SUMMARY OF THE REAL ESTATE FUND


   Investment Objectives.  Growth of capital and current income.


   Principal Strategies. The Real Estate Fund invests primarily in real estate investment trusts (REITs) with successful track records. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests.



   The Real Estate Fund intends to invest, under normal circumstances, at least 80% of its total assets in equity REITs and the equity securities of real estate industry companies. The Real Estate Fund looks for stock where the price is low in relationship to the underlying value of the company and its real estate. The Real Estate Fund evaluates price/earnings ratios to attempt to identify those REITs which have strong underlying value; selects REITs paying high dividends in comparison to other REITs; evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new construction.



   The Real Estate Fund may also invest in mortgage-backed securities, investment-grade taxable municipal obligations and short-term investments.



   Investment Risks. Any investment involves risk. The risks associated with an investment in the Real Estate Fund include:



  . The cyclical nature of the real estate industry subjects the real estate and real estate related securities held by the Real Estate Fund to any market or economic condition that may affect the value of real estate (up or down).


  . REIT securities may be more volatile in price than the securities of larger market capitalization companies.

  . Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.


  . Investment-grade taxable municipal obligations may be downgraded after the Real Estate Fund invests in them. In addition, their prices will fall as interest rates rise, and rise as interest rates fall.



  . Short-term investments carry the risk that a greater rate of return may have been earned on an investment more consistent with the Real Estate Fund's investment objectives. Their prices will fluctuate as interest rates fluctuate.



  . The Real Estate Fund concentrates in real estate and real estate related securities and the real estate sector may underperform in comparison with other investment sectors.



  . The stocks purchased by the Real Estate Fund may not appreciate in value as the adviser anticipates.



  .   The loss of your investment in the Real Estate Fund.



   Suitability. An investment in the Real Estate Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments and the risks of a Fund that concentrates on a single industry.

Past Performance.


   The bar chart and performance table below illustrate the risks of investing in the Real Estate Fund by showing changes in the Real Estate Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The Real Estate Fund's past performance (before and after taxes) does not necessarily indicate how the Real Estate Fund will perform in the future.



   The bar chart shows the changes in the annual total returns for each of the last four calendar years for the Real Estate Fund's Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than shown.


            [CHART]

      Annual Returns (%)

 1999    2000     2001     2002
 ----    ----     ----     ----
-9.36%  17.45%   28.03%   6.08%

Best Quarter             8.65% in the quarter ended March 31, 2002
Worst Quarter           (5.90%) in the quarter ended September 30, 2002





   The table shows how the Real Estate Fund's average annual returns compare with those of its benchmark, the Morgan Stanley REIT Index. Figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.


                               PERFORMANCE TABLE

            (Average annual total returns as of December 31, 2002)



                                                                                             Since
                                                                                  1 Year  Inception*
                                                                                  ------  -----------
Spirit of America Real Estate Fund--Class A
   Return Before Taxes...........................................................  0.49%     3.82%
   Return After Taxes on Distributions(1)(2)..................................... (1.37)%    1.50%
   Return After Taxes on Distributions and Sale of Fund Shares(1)(2).............  0.60%     1.82%
Morgan Stanley REIT Index (reflects no deduction for fees, expenses or taxes)....  3.65%     3.66%

                                                                                             Since
                                                                                  1 Year  Inception**
                                                                                  ------  -----------
Spirit of America Real Estate Fund--Class B(3)
   Return Before Taxes...........................................................  5.22%     5.20%
   Morgan Stanley REIT Index (reflects no deduction for fees, expenses or taxes).  3.65%     4.25%

--------

*   The inception of Class A Shares was January 9, 1998.


**  The inception of Class B Shares was March 6, 1998.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(3) After-tax returns are shown for only Real Estate Fund Class A Shares and after-tax returns for Real Estate Fund Class B Shares will vary.

                   FEES AND EXPENSES OF THE REAL ESTATE FUND



   This table describes the fees and expenses that you may pay if you buy and hold shares of the Real Estate Fund.




Shareholder Fees
(paid directly from your investment)

                                                             Class A   Class B
                                                             -------   -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price).......................  5.25%(1)  None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions
  (as a percentage of the lesser of original purchase price
   or redemption proceeds)..................................  1.00%(2)  5.75%(3)

Annual Fund Operating Expenses:

(expenses that are deducted from the Real Estate Fund's assets)



                                                             Class A   Class B
                                                             -------   -------
Management Fees.............................................  0.97%     0.97%
Distribution and Service (12b-1) Fees.......................  0.30%     1.00%
Other Expenses..............................................  0.70%     0.70%
                                                              ----      ----
Total Annual Fund Operating Expenses........................  1.97%(4)  2.67%(4)
                                                              ----      ----

--------

(1) Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See "Distribution Arrangements."

(2) A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See "Distribution Arrangements."

(3) A CDSC is imposed on redemptions of Real Estate Fund Class B Shares that are made within seven years of purchase. The CDSC is 5.75% in the first year and decreases to 0% in the eighth year, according to a declining schedule. See "Distribution Arrangements" for a CDSC schedule.


(4) These are the total fees and expenses that the Real Estate Fund incurred for the fiscal year ended October 31, 2002. Spirit of America Management Corp. (the "Adviser") has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of Real Estate Fund Class A shares and Real Estate Fund Class B shares will not exceed 1.97% and 2.67%, respectively, of the average daily net assets of each Class. Because neither class of shares exceeded its expense limitation during fiscal 2002 the Adviser did not reimburse any expenses. However, the Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Real Estate Fund until February 24, 2004. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Real Estate Fund within the following three years, provided the Real Estate Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses agreement shall continue for additional one-year terms, absent 60 days' notice from the Adviser.

Example


   This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other mutual funds.


   The Example assumes that:


  .   you invest $10,000 in the Real Estate Fund for the time periods indicated;


  .   you redeem all of your shares at the end of those periods;

  .   your investment has a 5% return each year; and


  . the Real Estate Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expense reimbursements and the Real Estate Fund's operating expenses for the other periods do not reflect any fee waivers and/or expense reimbursements.


   Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        1 year 3 years 5 years 10 years
                                        ------ ------- ------- --------
        Real Estate Fund Class A Shares  $714  $1,111  $1,532   $2,700
        Real Estate Fund Class B Shares  $845  $1,229  $1,615   $3,003


   You would pay the following expenses if you did not redeem your shares:


                                        1 year 3 years 5 years 10 years
                                        ------ ------- ------- --------
        Real Estate Fund Class A Shares  $714  $1,111  $1,532   $2,700
        Real Estate Fund Class B Shares  $270  $  829  $1,415   $3,003


            INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES

                   AND RELATED RISKS OF THE REAL ESTATE FUND


   Investment Objectives.  Growth of capital and current income.


   General. At least 80% of the Real Estate Fund's total assets will be invested in equity REITs and the equity securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.



   The Real Estate Fund may also, but currently does not, invest up to 20% of its total assets in (a) mortgage-backed securities, (b) investment-grade taxable municipal obligations and (c) short-term investments. These instruments are described below.



   When selecting equity securities, the Real Estate Fund's adviser focuses on whether the issuer can achieve sustainable growth in cash flow, which is a prerequisite to higher dividend paying capability. The adviser looks for the economic viability of property markets in which the issuer operates, and the ability of management to add value through strategic focus and operating expertise. The Real Estate Fund purchases equity securities when, in the judgment of the adviser, the market price for such securities does not adequately reflect this potential. In making this determination, the adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and any other factor which may from time to time be relevant. It also monitors interest rates, occupancies, rental income and new construction.



   REITs. The Real Estate Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.



   Mortgage-Backed Securities. The Real Estate Fund may invest in all types of mortgage-backed securities. The Real Estate Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.



   Taxable Municipal Obligations. The Real Estate Fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits or the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.



   Investment grade securities are within the four highest credit ratings of Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's Ratings Group ("S&P"), or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the adviser to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Real Estate Fund generally will not retain securities that fall below investment grade.



   Short-Term Investments. The short-term investments in which the Real Estate Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

   Concentration of Investments. The Real Estate Fund invests primarily in real estate related securities. This means the Real Estate Fund is concentrated in the real estate industry. A fund that concentrates its investments is subject to greater risk of loss than is a fund that has a more diversified portfolio of investments.



   Temporary Investments. From time to time, the Real Estate Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Real Estate Fund will assume a temporary defensive posture only when economic and other factors adversely affect the real estate industry market and, in the adviser's opinion, present extraordinary risks in being invested primarily in real estate securities. When the Real Estate Fund maintains a temporary defensive position, it may not achieve its investment objective.



   Risks. Investments in real estate and real estate related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. Main risks are those equal to the direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Real Estate Fund's investments are concentrated geographically, by property type or in certain other respects, the Real Estate Fund may be subject to these risks to a greater extent. The stocks purchased by the Real Estate Fund may not appreciate in value as the adviser anticipates.



   In addition, if the Real Estate Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.



   REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors.


   Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500 Composite Stock Price Index.


   Investing in investment grade taxable municipal obligations involves the risk of default among one or more issuers of taxable municipal obligations which are held by the Real Estate Fund. Another risk may be the inability to readily find a buyer at or near the market price should the Real Estate Fund need to quickly dispose of one or more of its positions in taxable municipal obligations. Also, municipal securities rated investment grade at the time of purchase may be subsequently downgraded.



   Municipal obligations and short-term securities are subject to interest rate risks. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline.


   Investing in mortgage-backed securities involves risks such as the failure of a counterparty to meet its commitments and the effects of prepayments on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates and a variety of other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The Real Estate Fund may fail to recoup fully its investment in mortgage-backed securities due to the possibility of non-payment of the underlying mortgages, notwithstanding any direct or indirect governmental or agency guarantee. When the Real Estate Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of locking in interest rates.



                         SPIRIT OF AMERICA VALUE FUND


                              (the "Value Fund")



                          A SUMMARY OF THE VALUE FUND



   Investment Objectives. The Value Fund seeks to provide capital appreciation with a secondary objective of current income.



   Principal Strategies. The Value Fund focuses on the value segment of the U.S. equity market. The Value Fund invests at least 80% of its total assets in equity securities of companies in the value segment of the market. Using the "value" approach, the Value Fund's adviser buys those securities considered to be conservatively valued relative to the securities of comparable companies. To earn current income, the Value Fund will invest in the equity securities of companies that have a proven history of paying consistent dividends.



What is a Value Fund?



   A value fund generally emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks will be: companies with lower debt ratios than their peer group; and companies which are undervalued vs. their intrinsic worth and future income potential. These stocks generally have growth prospects regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average relative to such factors as revenue, earnings, book value and dividends.



   Investment Risks. Any investment involves risk. The risks associated with an investment in the Value Fund include:



  . Market Risk--The market value of the Value Fund's investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole.



  . Mid-Capitalization Company Risk--The investments in mid-capitalization companies may be more volatile than investments in larger, better capitalized companies.



  . Volatility Risk--The performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.



  . The stocks purchased by the Value Fund, while believed by the Value Fund's adviser to be undervalued, may not appreciate in value as the adviser anticipates.



  . The potential loss of your investment in the Value Fund if the Value Fund depreciates in value.



  . The risk that a company is unable to maintain dividend payments at historical levels.

   Suitability. An investment in the Value Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.



Past Performance



   Because the Value Fund commenced operations on August 1, 2002, no performance information is being presented in this prospectus. Once the Value Fund has a performance history of at least one calendar year, a bar chart and performance table will be included. The Value Fund's annual returns will also be compared to the returns of a benchmark index.



                      FEES AND EXPENSES OF THE VALUE FUND



   This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.



Shareholder Fees


(paid directly from your investment)



Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price).............................................. 5.25%(1)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions
  (as a percentage of the lesser of original purchase price or redemption proceeds) 1.00%(2)



Annual Fund Operating Expenses:


(expenses that are deducted from the Value Fund's assets)



             Management Fees.............................  0.97%
             Distribution and Service (12b-1) Fees.......  0.30%
             Other Expenses..............................  6.11%
             Total Annual Fund Operating Expenses........  7.38%
             Less Fee Waiver and/or Expense Reimbursement (5.41)%
             Net Annual Operating Expenses...............  1.97%(3)

--------

(1) Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See "Distribution Arrangements."


(2) A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See "Distribution Arrangements."


(3) These are the net fees and expenses that the Value Fund actually incurred for the period August 1, 2002 through October 31, 2002. Spirit of America Management Corp. (the "Adviser") has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Value Fund. The Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Value Fund until February 24, 2004. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Value Fund within the following three years, provided the Value Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 60 days' notice from the Adviser.

Example



   This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.



   The Example assumes that:



  .   you invest $10,000 in the Value Fund for the time periods indicated;


  .   you redeem all of your shares at the end of those periods;


  .   your investment has a 5% return each year; and


  . the Value Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expense reimbursements and the Value Fund's operating expenses for the other periods do not reflect any fee waivers and/or expense reimbursements.



   Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                 1 year 3 years
                                 ------ -------
                                  $714  $2,196



   You would pay the same amount of expenses if you did not redeem your shares.



INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE
                                  VALUE FUND



   Investment Objectives. Capital appreciation with a secondary objective of current income.



   General. The Value Fund invests at least 80% of its total assets in equity securities of companies in the value segment of the market. In order to achieve current income, the Value Fund will invest in equity securities with a proven history of paying consistent dividends.



   The investments of the Value Fund are publicly registered companies, which are generally listed on the New York or American Stock Exchanges or NASDAQ. The Value Fund will focus on companies which may be established in their industry, but are deemed to be undervalued by the Value Fund's adviser. As part of the investment process, the Value Fund's adviser also looks at the economic viability of a company and its market sector, as well as the ability of management to add significant value through strategic focus and operating expertise.



   Temporary Investments. From time to time, the Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Value Fund will assume a temporary defensive position only when economic and other factors adversely affect the equity market. When the Value Fund maintains a temporary defensive position, it may not achieve its investment objectives.



   Stock Market Risks. The market value of the Value Fund's investments will fluctuate as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole. Performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. The stocks purchased by the Value Fund may not appreciate in value as the Adviser anticipates.

   Value Investing. The value approach to investing involves the risk that the stocks selected by the Adviser may remain undervalued. Value stocks as a group may be out of favor and under-perform the overall equity market for a long period of time, while the market concentrates on "growth" stocks. In addition, the Value Fund may have to forgo investments that show growth potential if they are inconsistent with its value investment strategy.



   Value funds often focus many of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.



   Other risks include the risk associated with dividend-paying companies, such as the company's inability to continue regular dividend payments.



                            MANAGEMENT OF THE FUNDS


Investment Adviser


   Spirit of America Management Corp. (the "Adviser") 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, is the investment adviser of the Real Estate Fund and the Value Fund (collectively the "Funds"). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser has managed the investments of the Funds since their inception and has no other assets under management.



   The Adviser invests the Funds' assets, manages the Funds' business affairs and supervises the Funds' day-to-day operations. The Adviser provides the Funds with advice on buying and selling securities in accordance with the Funds' investment objectives, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser's responsibilities under its investment advisory contract with the Funds.



   The Funds each pay the Adviser a fee at the annual rate of 0.97% of the Funds' average daily net assets. The fee is accrued daily and paid monthly. After fee waivers and expense reimbursements, the Adviser received a fee of 0.97% of the Real Estate Fund's average daily net assets for the fiscal year ended October 31, 2002 and a fee of 0% of the Value Fund's average daily net assets for the period August 1, 2002 through October 31, 2002.


Portfolio Manager


   Ronald W. Weiss is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Weiss has been associated with the Adviser since its inception. Mr. Weiss has spent over twenty years in the real estate finance and investment banking industry, which includes debt and equity financing, real estate investment trusts, asset management, new investment product development and venture capital transactions for financial services firms. Mr. Weiss was formerly Senior Vice President of Gilford Securities, Inc., New York, NY from April, 1996 to May, 1997.


                              PRICING FUND SHARES


   Portfolio securities are valued and net asset value ("NAV") per share of each class of the Funds is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time) on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The procedure for determining the NAV is identical for all classes of the Funds' shares, but due to the specific distribution expenses and other costs allocable to each class, Real Estate Class A Shares and Real Estate Fund Class B Shares will not have the same NAV.



   The NAV for each Fund is computed by adding the value of that Fund's investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of that Fund outstanding. With respect to the Real Estate Fund, expenses attributable to a specific class are deducted in determining the NAV of the class.



   Each Fund's equity securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices.


   Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors.

                            HOW TO PURCHASE SHARES

General


   You can purchase shares of the Funds through broker-dealers that have executed a selling agreement with the Funds' distributor, SSH Securities, Inc. (the "Distributor"). Real Estate Fund Class A Shares and Value Fund Shares are sold at the NAV next determined after receipt by the Company's transfer agent, PFPC Inc. (the "Transfer Agent"), plus an initial maximum sales charge of up to 5.25% of the offering price (5.54% of the net amount invested) reduced on investments of $100,000 or more. Real Estate Fund Class B Shares are sold without a sales charge at the current NAV, but a Contingent Deferred Sales Charge ("CDSC") may be imposed at the time of redemption. The minimum initial investment for both Funds is $500; the minimum subsequent investment is $50. See "Distribution Arrangements" for more complete information on each class of shares of the Funds.



   Purchase orders for shares of either Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the appropriate Fund's next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.



   Each Fund and the Transfer Agent each reserves the right to reject any purchase order in whole or in part. The Company reserves the right to suspend the offering of shares of either Fund. The Company also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Company will not accept checks endorsed by a third party as payment for purchase orders.



   When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 30% backup withholding for failing to report income to the Internal Revenue Service ("IRS"). If you violate IRS regulations, the IRS can require a Fund to withhold 30% of your taxable distributions and redemptions.

   All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned.


Purchases by Mail


   Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to "Spirit of America Real Estate Fund" (please specify Class A Shares or Class B Shares) or "Spirit of America Value Fund." The check or money order and account application should be mailed to PFPC Inc., P.O. Box 9800, Providence, RI 02940-8000. Please send a minimum of $500 (including IRA and SEP accounts).



   When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to "Spirit of America Real Estate Fund" or "Spirit of America Value Fund" and mailed to PFPC Inc., P.O. Box 9800, Providence, RI 02940-8000. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. Eastern Time.


Purchases by Wire


   To invest by wire, you must first telephone the Transfer Agent at (800) 452-4892 to receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. In addition, an account application should be promptly forwarded to: PFPC Inc., P.O. Box 9800, Providence, RI 02940-8000.



   If you have a commercial bank account at a member firm of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire to: Boston Safe Deposit & Trust, ABA# 011001234, Credit:
"Spirit of America Real Estate Fund" or "Spirit of America Value Fund", Acct#:
182095, FBO: (Insert name and your account number).



   You may make additional investments at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire. The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. You may be subject to 30% withholding if the Funds do not have complete, correct taxpayer information on file as required by law.


Purchases through Broker-Dealers


   The Company may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with the Distributor. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for the same to the appropriate Fund. Brokers or financial intermediaries through which an investor purchases shares of either Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker/dealers and mutual fund networks may have different minimum investment requirements.


   For any order to be confirmed at the current day's offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. Eastern Time on the same day. For any dealer order to be confirmed at the current day's offering price, it not only must be received by the dealer prior to 4:00 p.m. Eastern Time on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. Eastern Time on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. Eastern Time are confirmed at the offering price on the following business day.

Purchases by Telephone


   The Funds accept telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.





Automatic Investment Plan



   You can make additional purchases of shares of each Fund through an automatic investment plan. The automatic investment plan provides a convenient method by which investors may have monies deducted directly from their bank account for investment in a Fund. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the automatic investment plan section of the account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $50. The Company may alter, modify or terminate this plan at any time.



                             HOW TO REDEEM SHARES



   You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.



Redemption by Mail



   You may redeem shares by submitting a written request for redemption to PFPC Inc., P.O. Box 9800, Providence, RI 02940-8000. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000, or where proceeds are to be mailed to an address other than the address of record. When the Funds require a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.



   A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.





Redemption by Telephone or by Wire



   With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent.

   The Company reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.



   During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.



   Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Company and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Company or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for losses due to fraudulent or unauthorized instructions. The Company reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder's address of record or wired to the shareholder's bank account on file with the Transfer Agent.



Systematic Cash Withdrawal Plan



   The Funds offer a systematic cash withdrawal plan as another option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because the Real Estate Fund Class A Shares and Value Fund Shares have a front-end sales load, it is not advisable to participate in the systematic withdrawal plan if you are regularly purchasing shares. The systematic withdrawal plan is not available for Real Estate Fund Class B Shares. For information about starting a systematic cash withdrawal plan, call the Transfer Agent at (800) 452-4892.



General Redemption Information



   When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.



   Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.



   The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Funds to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Funds. The Funds have reserved the right to redeem in-kind, or partly in cash and partly in-kind.

   Each Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See "Pricing Fund Shares." In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the Funds' portfolios.



   The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Funds' shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of either Fund not reasonably practicable.



Minimum Balances



   Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.



Exchange of Shares



   You are permitted to exchange your Value Fund Shares for Real Estate Fund Class A Shares, or vice versa, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.


                           DISTRIBUTION ARRANGEMENTS


   The Real Estate Fund offers two classes of shares: Real Estate Fund Class A Shares ("Class A Shares") and Real Estate Fund Class B Shares ("Class B Shares") and the Value Fund offers one class of shares: Value Fund Shares. Each class of shares has the same rights and are identical in all respects, except Real Estate Fund Class A Shares and Value Fund Shares charge a front-end sales load and pay 12b-1 fees. Real Estate Fund Class B shares bear a higher 12b-1 fee and are subject to a CDSC if sold within seven years of purchase.


Rule 12b-1 Plans


   Class A Shares, Class B Shares and Value Fund Shares have each adopted a plan of distribution (each, a "12b-1 Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Plan permits the Fund or class, as applicable, to pay the Distributor from its own assets for the Distributor's services and expenses in distributing shares of each Fund ("distribution fees") and providing personal services and/or maintaining shareholder accounts ("service fees"). Class A Shares and Value Fund Shares pay a fee at the annual rate of 0.30% of average daily net assets. Class B Shares' fee is equal to an annual rate 1.00% of its average daily net assets. Each class has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of each respective class or Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Real Estate Fund Class A Shares and Value Fund Shares



   The offering price for Real Estate Fund Class A Shares and Value Fund Shares includes a front-end sales charge. The maximum sales charge is 5.25% of the offering price (5.54% of the net amount invested) and is reduced on investments of $100,000 or more. Real Estate Fund Class A Shares and Value Fund Shares are subject to annual 12b-1 fees of up to a maximum of 0.30% of average daily net assets of such class in any year. Certain purchases of Real Estate Class A Shares and Value Fund Shares qualify for reduced front-end sales charges.



Real Estate Fund Class B Shares



   Real Estate Fund Class B Shares are offered without a front-end sales charge, but are subject to a CDSC if the shares are redeemed within seven years of purchase. Real Estate Fund Class B Shares are subject to annual 12b-1 fees of up to a maximum of 1.00% (0.25% of which are service fees) of average daily net assets in any year for approximately eight years after purchase. Real Estate Fund Class B Shares permit all of your investment to work from the time the investment is made.



   Real Estate Fund Class B Shares are designed to permit you to purchase shares without the assessment of a front-end sales load and, at the same time, permit the Distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the CDSC and Rule 12b-1 fee is to provide for the financing of the distribution of Real Estate Fund Class B Shares. Higher 12b-1 fees paid by Real Estate Fund Class B Shares will result in a higher expense ratio and lower dividends than Real Estate Fund Class A Shares and Value Fund Shares.



   At the end of approximately eight years after purchase, Real Estate Fund Class B Shares will automatically be converted into Real Estate Fund Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of 0.30% for Real Estate Fund Class A Shares will apply. See "Automatic Conversion of Real Estate Fund Class B Shares."



Factors to Consider in Choosing a Class of Shares of the Real Estate Fund



   You should determine whether it is more advantageous for you to purchase Real Estate Fund Class A Shares and incur a front-end sales charge or purchase Real Estate Fund Class B Shares and have your entire purchase invested in the Real Estate Fund, subject to a CDSC if you redeem shares within seven years of purchase. In addition, you should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Real Estate Fund Class B Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money.

Sale of Real Estate Fund Class A Shares and Value Fund Shares



   The sales charge you pay for Real Estate Fund Class A Shares and Value Fund Shares depends on the dollar amount invested, as shown in the table below.



                                                Total Sales Charge
                                                as a Percentage of
                                        ---------------------------------
                                        Offering Price Net Amount Invested
                                        -------------- -------------------
      Under $100,000...................      5.25%            5.54%
      $100,000 but less than $250,000..      4.50%            4.71%
      $250,000 but less than $500,000..      3.75%            3.89%
      $500,000 but less than $1,000,000      3.00%            3.09%
      $1,000,000 or more*..............         0%               0%

--------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.




Reduced Sales Charges


   The sales charge for purchases of Real Estate Fund Class A Shares and Value Fund Shares may be reduced through rights of accumulation or a letter of intent. To qualify for a reduced sales charge, you must notify the Transfer Agent at the time of each purchase of shares which qualifies for or counts toward the reduction.



   Rights of Accumulation. If you already own Real Estate Fund Class A Shares or Value Fund Shares, reduced sales are applicable to subsequent purchases of such shares. The sales charge on each additional purchase is determined by adding the current market value of the shares currently owned to the amount being invested. The reduced sales charge is applicable only to current purchases. You must notify the Transfer Agent at the time of subsequent purchase that your purchase is eligible for the right of accumulation. You must also state your account number, and whether the account is held in the name of your spouse or minor children, the age of such children, and the specific relationship of each such person to you.



   Letter of Intent. Real Estate Fund Class A Shares and Value Fund Shares investors may qualify for a reduced sales charge immediately by signing a non-binding letter of intent stating the intent to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the letter of intent. You must notify the Transfer Agent at the time you submit the letter of intent that prior purchases may apply. Any redemptions made during the 13-month period will count against the amount of purchases made during that 13-month period in determining whether the letter of intent has been completed. During the term of the letter of intent, the Transfer Agent will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the letter of intent is not purchased. The escrowed shares will be released when the full amount has been purchased. If the full amount is not purchased within the 13-month period, escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have been paid on total aggregate purchases if such purchases had been made at a single time.

Sales at Net Asset Value


   Real Estate Fund Class A Shares and Value Fund Shares may be sold at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Funds, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Funds); (iii) the Adviser, the Distributor, and their affiliates, and certain employee benefit plans for employees of the Adviser and the Distributor; (iv) persons who establish, to the Distributor's satisfaction, that they are investing, within such time period as may be designated by the Distributor, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Distributor; (v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made) if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Distributor; and
(vi) investors who redeem shares of either Fund (excluding Real Estate Fund Class B Shares) and then decide to reinvest their redemption proceeds in additional shares of a Fund within 30 days.



Sale of Real Estate Fund Class B Shares



   Real Estate Fund Class B Shares are sold at NAV, without an initial sales charge, next determined after receipt of an order. The full amount of your purchase is immediately invested in Real Estate Fund Class B Shares. A CDSC, however, will be imposed on certain redemptions of Real Estate Fund Class B Shares within seven years after purchase. Real Estate Fund Class B Shares acquired by reinvestment of distributions and shares held for more than seven years may be redeemed without charge at any time. To determine the CDSC assessed on any redemption, Real Estate Fund Class B Shares will first redeem shares not subject to a CDSC, second, shares held for more than seven years, but before the eighth year anniversary of shares acquired pursuant to reinvestment of dividends or distributions, and third, shares held longest during this eight-year period. This will result in your paying the lowest possible CDSC.


   The CDSC is calculated by multiplying the lesser of the original purchase price or the NAV of such shares at the time of redemption by the applicable percentage shown in the table below. No CDSC will be imposed on amounts representing increases in NAV above the initial purchase price of the shares identified for redemption.

                                Percentage of     Percentage of
              Redemption Within Offering Price Net Amount Invested
              ----------------- -------------- -------------------
                First Year.....      5.75%            6.10%
                Second Year....      5.00%            5.26%
                Third Year.....      4.00%            4.16%
                Fourth Year....      3.00%            3.09%
                Fifth Year.....      2.00%            2.04%
                Sixth Year.....      2.00%            2.04%
                Seventh Year...      1.00%            1.01%
                Eighth Year....      0.00%            0.00%

CDSC Waivers


   The CDSC is waived on redemptions of Real Estate Fund Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) in connection with returns of excess contributions to an IRA or other retirement plan, and (iv) effected pursuant to the right of the Real Estate Fund to liquidate a shareholder's account as described under "How to Redeem Shares."



Automatic Conversion of Real Estate Fund Class B Shares



   Real Estate Fund Class B Shares held for eight years after purchase are automatically converted into Real Estate Fund Class A Shares on the eighth anniversary after purchase. The Real Estate Fund will effect conversions of Real Estate Fund Class B Shares into Real Estate Fund Class A Shares only four times in any calendar year, on the fifteenth business day of the months of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Real Estate Fund Class B Shares falls on a Conversion Date, Real Estate Fund Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, Real Estate Fund Class B Shares will be converted on the next Conversion Date after such anniversary.



   The Real Estate Fund Class A Shares into which the Real Estate Fund Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Class A's front-end sales charge will not apply to converted shares.



   The automatic conversion of Real Estate Fund Class B Shares to Real Estate Fund Class A Shares constitutes a tax-free exchange for federal income tax purposes.






                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions


   Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income dividends will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board of Directors. All such dividends and capital gain distributions are taxable to the shareholder whether received in cash or reinvested in shares. A portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the appropriate Fund's return of capital distributions for the period will be made after the end of each calendar year. The Real Estate Fund will distribute the return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization.



   Dividends paid by the Real Estate Fund with respect to its Class A Shares and Class B Shares are calculated in the same manner and at the same time. Each class will share proportionately in the investment income and expenses of the Real Estate Fund, except that the per share dividends of Class B Shares will differ from the per share dividends of Class A Shares as a result of additional distribution expenses applicable to Class B Shares.



   Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.



   If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.



   Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.


U.S. Federal Income Taxes


   The Funds expect that their distributions will consist primarily of ordinary income. Dividends representing net investment income and distributions of net short-term capital gains are taxable as ordinary income. The excess of net capital gains over the net capital losses realized and distributed by a Fund to its shareholders as capital gains distributions is expected to be taxable to the shareholders as long-term capital gains, regardless of the length of time a shareholder may have held his or her shares of a Fund.



   Distributions received by a shareholder may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as a capital gain.



   A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.



   A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.



   Each Fund will be required to withhold 30% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Funds or if the shareholder is otherwise subject to backup withholding.



   Shareholders will be advised annually as to the federal tax status of income dividends and capital gains and return of capital distributions made by a Fund for the preceding year. Distributions by a Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

                             FINANCIAL HIGHLIGHTS


   The financial highlights tables are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund, assuming reinvestment of all dividends and distributions. This report has been audited by Tait, Weller & Baker, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.





Real Estate Fund Class A Shares



                                                      For Year Ended October 31,       For the Period
                                                 ----------------------------------         Ended
                                                   2002     2001     2000     1999    October 31, 1998*
                                                 -------  -------  -------  -------   -----------------
Net Asset Value, Beginning of Period............ $  8.84  $  7.41  $  7.48  $  8.66        $ 10.00
                                                 -------  -------  -------  -------        -------
Income from Investment Operations:
   Net investment income........................    0.40     0.31     0.45     0.49           0.20
   Net realized and unrealized gain/(loss) on
     investments................................    0.36     1.63     0.15    (1.02)         (1.38)
                                                 -------  -------  -------  -------        -------
       Total from investment operations.........    0.76     1.94     0.60    (0.53)         (1.18)
                                                 -------  -------  -------  -------        -------
Less Distributions:
   Distributions from net investment income.....   (0.40)   (0.31)   (0.45)   (0.53)         (0.16)
                                                 -------  -------  -------  -------        -------
   Distributions from capital gains.............   (0.12)      --       --       --             --
   Distributions from return of capital.........   (0.12)   (0.20)   (0.22)   (0.12)            --
                                                 -------  -------  -------  -------        -------
       Total distributions......................   (0.64)   (0.51)   (0.67)   (0.65)         (0.16)
                                                 -------  -------  -------  -------        -------
Net Asset Value, End of Period.................. $  8.96  $  8.84  $  7.41  $  7.48        $  8.66
                                                 =======  =======  =======  =======        =======
Total Return(2).................................    8.26%   26.40%    8.33%   (6.38)%       (11.78)%(1)
Ratios/Supplemental Data
Net assets, end of period (000)................. $85,915  $48,016  $10,936  $11,225        $ 7,290
Ratio of expenses to average net assets:
   Before expense reimbursement or recapture....    1.93%    2.29%    3.73%    3.35%          6.33%
   After expense reimbursement or recapture.....    1.97%    1.97%    1.97%    1.97%          1.97%
Ratio of net investment income (loss) to average
  net assets:
   Before expense reimbursement or recapture....    4.04%    4.12%    4.29%    4.17%         (0.62)%
   After expense reimbursement or recapture.....    4.00%    4.44%    6.05%    5.55%          3.75%
Portfolio turnover..............................    1.25%   12.04%   21.55%    8.15%          0.00%

--------

* Real Estate Fund Class A Shares commenced investment operations on January 9, 1998.

(1) Calculation does not reflect sales load and is not annualized.
(2) Calculation does not reflect sales load.

Real Estate Fund Class B Shares



                                                For Year Ended October 31,     For the Period
                                             ------------------------------         Ended
                                              2002    2001    2000     1999   October 31, 1998*
                                             ------  ------  ------  ------   -----------------
Net Asset Value, Beginning of Period........ $ 8.98  $ 7.53  $ 7.51  $ 8.64        $ 9.62
                                             ------  ------  ------  ------        ------
Income from Investment Operations:
   Net investment income....................   0.35    0.28    0.40    0.40          0.15
   Net realized and unrealized
     gain/(loss) on investments.............   0.36    1.63    0.16   (0.99)        (1.00)
                                             ------  ------  ------  ------        ------
       Total from investment operations.....   0.71    1.91    0.56   (0.59)        (0.85)
                                             ------  ------  ------  ------        ------
Less Distributions:
   Distributions from net investment
     income.................................  (0.34)  (0.28)  (0.40)  (0.42)        (0.13)
   Distributions from capital gains.........  (0.12)     --      --      --            --
   Distributions from return of capital.....  (0.12)  (0.18)  (0.14)  (0.12)           --
                                             ------  ------  ------  ------        ------
       Total distributions..................  (0.58)  (0.46)  (0.54)  (0.54)        (0.13)
                                             ------  ------  ------  ------        ------
Net Asset Value, End of Period.............. $ 9.11  $ 8.98  $ 7.53  $ 7.51        $ 8.64
                                             ======  ======  ======  ======        ======
Total Return(2).............................   7.59%  25.56%   7.72%  (7.09)%       (8.84)%(1)
Ratios/Supplemental Data
Net assets, end of period (000)............. $9,583  $6,254  $2,560  $2,645        $  669
Ratio of expenses to average net assets:
   Before expense reimbursement or
     recapture..............................   2.63%   2.99%   4.43%   4.05%         7.03%
   After expense reimbursement or
     recapture..............................   2.67%   2.67%   2.67%   2.67%         2.67%
Ratio of net investment income (loss)
  to average net assets:
   Before expense reimbursement or
     recapture..............................   3.34%   4.72%   3.59%   3.47%        (1.32)%
   After expense reimbursement or
     recapture..............................   3.30%   5.04%   5.35%   4.85%         3.05%
Portfolio turnover..........................   1.25%  12.04%  21.55%   8.15%         0.00%

--------



* Real Estate Fund Class B Shares commenced investment operations on March 6, 1998.




(1) Calculation is not annualized.

(2) Calculation does not reflect CDSC charges.

Value Fund Shares



                                                          For the Period
                                                               Ended
                                                         October 31, 2002*
                                                         -----------------
      Net Asset Value, Beginning of Period..............      $10.00
                                                              ------
      Income from Investment Operations:
         Net investment income..........................        0.01
         Net realized and unrealized gain/(loss) on
           investments..................................       (0.38)
                                                              ------
             Total from investment operations...........       (0.37)
                                                              ------
      Net Asset Value, End of Period....................      $ 9.63
                                                              ======
      Total Return(2)...................................       (3.70)%(1)
      Ratios/Supplemental Data
      Net assets, end of period (000)...................      $2,427
      Ratio of expenses to average net assets:
         Before expense reimbursement...................        7.38%(3)
         After expense reimbursement....................        1.97%(3)
      Ratio of net investment income (loss) to Average
        net assets:
         Before expense reimbursement(2)................       (4.75)%(3)
         After expense reimbursement(2).................        0.66%(3)
      Portfolio turnover................................       21.59%(1)

--------

*   The Value Fund commenced investment operations on August 1, 2002.


(1) Calculation is not annualized.


(2) Calculation does not reflect sales load.


(3) Calculation is annualized.

          The following notice does not constitute part of and is not incorporated into the prospectus of the Fund.

                         DAVID LERNER ASSOCIATES, INC.
                           Privacy Policy Statement

   David Lerner Associates, Inc. is committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

   From time to time, we may collect a variety of personal information about you, including:

  . Information we receive from you on applications or other forms or via telephone calls with you;

  . Information about your transactions with us (such as your purchases, sales, or account balances); or

  .   Information we receive from consumer reporting agencies.

   We do not disclose your nonpublic personal information to any non-affiliated third parties, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide all of the above information to companies that perform marketing or administrative services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

   With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

   If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your non-public personal information.

   This notice also applies to the following entities that may be deemed to be affiliated with David Lerner Associates, Inc.:

      SSH Securities, Inc.
      Spirit of America Investment Fund, Inc.

Investment Adviser

Spirit of America Management, Inc.

477 Jericho Turnpike


P.O. Box 9006


Syosset, NY 11791-9006

(516) 390-5575

Distributor

SSH Securities, Inc.
477 Jericho Turnpike

P.O. Box 9006


Syosset, NY 11791-9006

(516) 390-5565

Shareholder Services

PFPC Inc.



P.O. Box 9800


Providence, RI 02940-8000

(800) 452-4892

Custodian




PFPC Trust Company


8800 Tinicum Boulevard, 3rd Floor


Philadelphia, PA 19153


Auditors

Tait Weller & Baker
8 Penn Center Plaza, Suite 800
Philadelphia, PA 19103

                       SPIRIT OF AMERICA REAL ESTATE FUND
                                 Class A Shares
                                 Class B Shares

                          SPIRIT OF AMERICA VALUE FUND

                                Each a Series of
                     Spirit of America Investment Fund, Inc.

                              477 Jericho Turnpike
                                  P.O. Box 9006
                          Syosset, New York 11791-9006


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2003


This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Spirit of America Real Estate Fund (the "Real Estate Fund") and the Spirit of America Value Fund (the "Value Fund" and, together with the Real Estate Fund, the "Funds") dated February 28, 2003. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the distributor of Spirit of America Investment Fund, Inc. (the "Company"), SSH Securities, Inc. (the "Distributor"), 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, or calling collect 516-390-5565.

The Funds' most recent annual and semi-annual reports to shareholders are separate documents that are incorporated by reference into this Statement of Additional Information. The annual and semi-annual reports are also available without charge by calling collect 516-390-5565.


                                TABLE OF CONTENTS

                                                                            Page


Fund History ...............................................................   2
Investment Strategies, Policies and Risks ..................................   2
Management of the Funds ....................................................   9
Control Persons and Principal Holders of Securities ........................  12

Investment Advisory and Other Services .....................................  12
How to Purchase Shares .....................................................  16
Retirement Plans ...........................................................  17
Net Asset Value ............................................................  19
Dividends, Distributions and Taxes .........................................  20
Brokerage and Portfolio Transactions .......................................  21
Performance Information ....................................................  22
Capital Stock ..............................................................  25

                                  FUND HISTORY


The Company, a Maryland corporation organized on May 15, 1997, is a diversified, open-end management investment company. The Company is comprised of the Real Estate Fund and the Value Fund. The Real Estate Fund offers two classes of shares, the Real Estate Fund Class A Shares and the Real Estate Fund Class B Shares. The Value Fund offers one class of shares, the Value Fund Shares.


                             INVESTMENT STRATEGIES,
                           POLICIES AND RELATED RISKS


The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Funds. You should read it together with the each Fund's section in the Prospectus entitled "Investment Objectives, Principal Investment Strategies, and Related Risks."

As a fundamental policy, the Real Estate Fund, under normal circumstances, intends to invest at least 80% of its total assets in equity securities of real estate investment trusts ("REIT's") and other real estate industry companies. As a fundamental policy, the Value Fund invests at least 80% of its total assets in equity securities of companies in the value segment of the market. The investment practices described below are not fundamental and may be changed by the Board of Directors without the approval of the Funds' shareholders.


Convertible Securities


Although the Funds have no current intention of purchasing convertible securities, each Fund may invest up to 15% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by each Fund. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.


Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions

Although the Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, or purchase securities on a delayed delivery basis, the Funds do not have the current intention of doing so in the foreseeable future. The Funds will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Funds if, as a result, each Fund's aggregate commitments under such transactions would be more than 15% of the then current value of each Fund's total assets. The Funds' right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Funds will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Funds' custodian will maintain, in a segregated account for each Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Funds, the portfolio securities themselves. If a Fund, however, choose to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.


Standby Commitment Agreements


Although the Funds have no current intention of entering into standby commitments, each Fund may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the appropriate Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. Each Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the appropriate Fund.


Short Sales


The Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which Spirit of America Management, Inc. (the "Adviser") believes possess volatility characteristics similar to those being hedged. The Funds also may use short sales in an attempt to realize gain. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund's net assets.


To secure each Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). Each Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Each Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the appropriate Fund replaces the borrowed security. Each Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.


Repurchase Agreements


The Funds may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Funds' ability to enter into repurchase agreements. Currently, the Funds intend to enter into repurchase agreements only with its custodian and such primary dealers. In a repurchase agreement, a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Funds to keep all of their assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance by its custodian for their accounts in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.


Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


Each Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the appropriate Fund may be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of securities in each Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable U.S. Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

Rights and Warrants


The Funds have no current intention to invest in rights and warrants, although each Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the appropriate Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Portfolio Turnover


It is each Fund's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that each Fund's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all securities in each Fund's portfolio were replaced once within a period of one year. For the fiscal year ended October 31, 2002, the Real Estate Fund had a portfolio turnover of 1.25% and for the fiscal year ended October 31, 2001, the Real Estate Fund had a portfolio turnover of 12.04%.

Temporary Investments

From time to time, each Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. For temporary defensive purposes, the Funds may invest in publicly traded debt instruments such as U.S. government and corporate bonds or mortgage backed securities. The Funds will assume a temporary defensive posture only when economic and other factors adversely affect the equity market. When the Funds maintain a temporary defensive position, they may not achieve its investment objective.

Fundamental Policies of the Real Estate Fund

In addition to the Real Estate Fund's investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Real Estate Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Fund may not:


     (a) with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Real Estate Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

     (b) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Real Estate Fund in the securities of such issuer exceeds 15% of its total assets, or (b) the Real Estate Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

     (c) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry (other than the real estate industry, in which the Real Estate Fund will invest at least 25% or more of its total assets), except that this restriction does not apply to U.S. Government securities;


     (d) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

     (e) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

     (f) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (g) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

     (h) participate on a joint or joint and several basis in any securities trading account;

     (i) invest in companies for the purpose of exercising control;

     (j)  issue any senior security;

     (k) (i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Real Estate Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Real Estate Fund might be deemed to be an underwriter for purposes of the Securities Act.

Fundamental Policies of the Value Fund

In addition to the Value Fund's investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Value Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Value Fund may not:

     (a) with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Value Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

     (b) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry except that this restriction does not apply to U.S. Government securities;

     (c) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

     (d) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the Investment Company Act of 1940, as amended;

     (e) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (f) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

     (g)  issue any senior security;

     (h) (i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Value Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Value Fund might be deemed to be an underwriter for purposes of the Securities Act.

Non-Fundamental Policy

The following restriction is imposed by the management of the Funds and may be changed by the Board of Directors without shareholder approval at any time:

     (a) The Funds may not borrow money, except that the Funds may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 33.33% of the value of the total assets of each Fund at the time of borrowing. In the event asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

The Board of Directors has responsibility for the overall management and operations of the Funds. The Board establishes the Funds' policies and oversees and reviews the management of the Funds. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds.

Set forth below are the Directors and executive officers of the Funds, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.


                                      Term of                                              Number of
                                      Office/2/                                            Portfolios
                                      and                                                  in Fund
                                      Length                                               Complex      Other
Name, Address and (Age)               of Time    Principal Occupation(s) During Past Five  Overseen     Directorships
Position(s) with the Company/1/       Served     Years                                     by Director  Held by Director
------------------------------------- ---------- ----------------------------------------- ------------ ------------------


                                      Term of                                              Number of
                                      Office/2/                                            Portfolios
                                      and                                                  in Fund
                                      Length                                               Complex      Other
Name, Address and (Age)               of Time    Principal Occupation(s) During Past Five  Overseen     Directorships
Position(s) with the Company/1/         Served     Years                                     by Director  Held by Director
------------------------------------- ---------- ----------------------------------------- ------------ ------------------
INTERESTED DIRECTORS*

David Lerner (66)                     Since      President and founder, David Lerner       2            Director of
                                      1998       Associates, Inc., a registered                         Spirit of
Chairman of the Board of Directors               broker-dealer; President, Spirit of                    America
President and Treasurer of Spirit                America Management Corp., the Company's                Management
of America Investment Company, Inc.              investment adviser; and Chief Executive                Corp., the
                                                 Officer and President of SSH                           Company's
                                                 Securities, Inc., the Company's                        investment
                                                 distributor.                                           adviser;
                                                                                                        Director of SSH
                                                                                                        Securities,
                                                                                                        Inc., the
                                                                                                        Company's
                                                                                                        distributor;
                                                                                                        Director of
                                                                                                        David Lerner
                                                                                                        Associates,
                                                                                                        Inc., a
                                                                                                        registered
                                                                                                        broker-
                                                                                                        dealer.

                                      Term of                                              Number of
                                      Office/2/                                            Portfolios
                                      and                                                  in Fund
                                      Length                                               Complex      Other
Name, Address and (Age)               of Time    Principal Occupation(s) During Past Five  Overseen     Directorships
Position(s) with the Company/1/         Served     Years                                     by Director  Held by Director
------------------------------------- ---------- ----------------------------------------- ------------ ------------------
Daniel Lerner (41)                    Since      Senior Vice President, Investment         2            None
                                      1998       Counselor with David Lerner Associates,
Director                                         Inc., a registered broker-dealer, since
                                                 September 2000.  Previously: Broker
                                                 with Prudential Securities from
                                                 February 2000 to July 2000; Broker with
                                                 Bear Stearns from January 1999 to May
                                                 1999; and Senior Vice President,
                                                 Investment Counselor and Assistant
                                                 Director of Training for David Lerner
                                                 Associates, Inc., from 1984 to 1997.

*David Lerner is an "interested" Director, as defined in the 1940 Act, by reason of his position with the Adviser and Daniel Lerner is an "interested" Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

INDEPENDENT DIRECTORS

Allen Kaufman (65)                    Since      President and Chief Executive Officer     2            Director of
                                      1998       of K.G.K. Agency, Inc., a property and                 K.G.K. Agency,
Independent Director                             casualty insurance agency, since 1963.                 Inc., a property
                                                                                                        and casualty
                                                                                                        insurance agency.

                                      Term of                                              Number of
                                      Office/2/                                            Portfolios
                                      and                                                  in Fund
                                      Length                                               Complex      Other
Name, Address and (Age)               of Time    Principal Occupation(s) During Past Five  Overseen     Directorships
Position(s) with the Company/1/         Served     Years                                     by Director  Held by Director
------------------------------------- ---------- ----------------------------------------- ------------ ------------------
Thomas P. Reynolds (62)               Since      President of Thomas P. Reynolds           2            Director of
                                      1999       Securities, Ltd., a broker-dealer,                     Thomas P.
Independent Director                             since 1979.                                            Reynolds
                                                                                                        Securities,
                                                                                                        Ltd., a
                                                                                                        broker-dealer.

Stanley S. Thune (66)                 Since      President and Chief Executive Officer,    2            Director of
                                      1998       Freight Management Systems, Inc., from                 Freight
Independent Director                             January 1994 to present; President SST                 Management
                                                 Enterprises, Private Investment Firm,                  Systems, Inc., a
                                                 since 1993.                                            third party
                                                                                                        logistics
                                                                                                        company.

1 If necessary, each Director may be contacted by writing to the Company, c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006.

2 Each Director serves for an indefinite term, until his successor is elected.


Committees

The Board of Directors has an Audit Committee, comprised of Messrs. Kaufman, Reynolds and Thune. The Audit Committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors, approves all auditing and other services provided to the company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Funds' financial operations. During the fiscal year ended October 31, 2002, there were two meetings of the Audit Committee.


Security and Other Interests


The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Funds as of December 31, 2002.


                                                                                 Aggregate Dollar Range of Equity
                                                                                 Securities in All Registered
                                                                                 Investment Companies Overseen by
                           Dollar Range of Equity Securities in the Real         Director within the Family of
Name of Director           Estate Fund                                           Investment Companies
-------------------------- ----------------------------------------------------- ------------------------------------
David Lerner               Over $100,000                                         Over $100,000
Daniel Lerner              None                                                  None
Allen Kaufman              None                                                  None
Thomas Reynolds            None                                                  None
Stanley Thune              $1-$10,000                                            $1-$10,000

                                                                                 Aggregate Dollar Range of Equity
                                                                                 Securities in All Registered
                                                                                 Investment Companies Overseen by
                                                                                 Director within the Family of
Name of Director           Dollar Range of Equity Securities in the Value Fund   Investment Companies
-------------------------- ----------------------------------------------------- ------------------------------------
David Lerner               $1-$10,000                                            Over $100,000
Daniel Lerner              None                                                  None
Allen Kaufman              None                                                  None
Thomas Reynolds            None                                                  None

                                                                                 Aggregate Dollar Range of Equity
                                                                                 Securities in All Registered
                                                                                 Investment Companies Overseen by
                                                                                 Director within the Family of
Name of Director           Dollar Range of Equity Securities in the Value Fund   Investment Companies
-------------------------- ----------------------------------------------------- ------------------------------------
Stanley Thune              None                                                  $1-$10,000

With respect to the Directors who are not "interested persons" of the Company as defined in the 1940 Act, as of December 31, 2002, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Company.

Compensation

The table below sets forth the compensation paid to the Directors of the Company for the fiscal year ended October 31, 2002. It is anticipated that the Directors' compensation will be substantially similar for the fiscal year ending October 31, 2003. The Company does not compensate the officers for the services they provide.

                                                   Pension or Retirement                         Total Compensation
                                  Aggregate         Benefits Accrued as     Estimated Annual      from Company and
                              Compensation from       Part of Company         Benefits Upon      Fund Complex Paid
     Name of Director              Company                Expenses             Retirement          to Directors*
---------------------------- --------------------- ----------------------- -------------------- ---------------------
David Lerner                          $0                     $0                    $0                    $0
Daniel Lerner                         $0                     $0                    $0                    $0
Allen Kaufman                       $5,250                   $0                    $0                  $5,250
Thomas Reynolds                     $4,550                   $0                    $0                  $4,550
Stanley Thune                       $5,250                   $0                    $0                  $5,250

* The total amount compensated to the Director for his service on the Company's Board and the Board of any other investment company in the fund complex.

Elimination of the Sales Load

The officers and present and former directors of the Real Estate Fund and the Value Fund may purchase Real Estate Fund Class A Shares and Value Fund Shares, as applicable, at net asset value (i.e. without any initial sales charge).


Code of Ethics


The Company, Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 under the Investment Company 1940 Act, as amended. The Code of Ethics permits but restricts the investing activities of the Funds' officers and Directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 31, 2003, the officers and Directors, as a group, owned beneficially less than 1% of the outstanding voting shares of each Fund.

As of January 31, 2003, no shareholders owned of record or beneficially 5% or more of Real Estate Class A, Real Estate Class B, or Value Fund shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser


Mr. David Lerner is the sole shareholder, director and controlling person of the Adviser. Mr. Lerner also is a director, chief executive officer, and president of the Distributor. Mr. Lerner also is a director, chief executive officer, and president of David Lerner Associates, Inc., a registered broker-dealer affiliated with the Adviser and Distributor. Therefore, Mr. Lerner is an affiliated person of the Funds, the Adviser and the Distributor.

The Company employs the Adviser to manage the investment and reinvestment of the assets of the Funds, to determine in its discretion the assets to be held uninvested, to provide the Company with records concerning the Adviser's activities which the Company is required to maintain, and to render regular reports to the Funds' officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The annual advisory fee payable by each Fund is 0.97% of each Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive all or a portion of its fees and to reimburse certain expenses so that the total operating expenses of Real Estate Fund Class A Shares, Value Fund Shares and Real Estate Fund Class B Shares until February 24, 2004, will not exceed 1.97%, 1.97% and 2.67%, respectively. In subsequent years, overall expenses for each Fund class may not fall below 1.97%, 1.97% and 2.67% respectively, until the Adviser has been fully reimbursed for fees forgone or expenses paid. Each Fund class bears its pro rata share of the fee payable to the Adviser. For the fiscal years ended October 31, 2000, 2001 and 2002, the fees for each Fund payable to the Adviser, the reductions attributable to voluntary fee waivers and the net fees paid with respect to the Funds were as follows:

2000
--------------------------------------------------------------------------------
     Fund            Advisory Fees Payable     Reduction in Fee    Net Fee Paid
--------------------------------------------------------------------------------
Real Estate Fund           $115,841                $115,841             $0
--------------------------------------------------------------------------------


2001
--------------------------------------------------------------------------------
     Fund            Advisory Fee Payable      Reduction in Fee    Net Fee Paid
--------------------------------------------------------------------------------
Real Estate Fund           $296,004                 $98,621          $197,383
--------------------------------------------------------------------------------


2002
--------------------------------------------------------------------------------
     Fund            Advisory Fee Payable      Reduction in Fee    Net Fee Paid
--------------------------------------------------------------------------------
Real Estate Fund           $788,702                   $0             $788,702
--------------------------------------------------------------------------------
Value Fund*                 $3,108                  $3,108              $0
--------------------------------------------------------------------------------

* The Value Fund commenced operations on August 1, 2002.

In considering the approval of the Investment Advisory Agreement, the Board considered whether the degree of risk undertaken by the Adviser is consistent with shareholders' expectations and the Board of Directors' comfort level. The Board of Directors also considered the fairness of the Agreement. In particular, the Board of Directors reviewed the fee structure and the anticipated profitability of the Adviser relative to the services provided as well as the standard of care the Adviser observes in providing those services. The Board of Directors also compared the Adviser's fee to the fees charged by advisers of comparable Funds and considered the performance of the Real Estate Fund.

Principal Distributor

SSH Securities, Inc. is located at 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006. Mr. David Lerner, director, chief executive officer and president of the Distributor, is also the sole shareholder and director of the Adviser and an affiliated person of the Company and the Distributor.

Distribution and Service Plans

Real Estate Fund Class A Shares, Real Estate Fund Class B Shares and Value Fund Shares have each adopted a Rule 12b-1 Plan with respect to its shares (the "Plans").

The Plans provide that the Distributor may use the 12b-1 fee paid by the Funds to finance the distribution of each Fund's shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others.

The Plans provide that the Distributor will use the distribution fees received from each of the Funds in their entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Funds, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Funds' shareholders. Distribution fees received from the Funds will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Plans also provide that the Distributor may use its own resources to finance the distribution of each Fund's shares.

The Plans are characterized as compensation plans because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Real Estate Fund Class A Shares and Value Fund Shares are not obligated under their Plans to pay any distribution and service fee in excess of an annual rate of 0.30% of their average net assets. Real Estate Class B Shares are not obligated under their plan to pay any distribution and service fee in excess of an annual rate of 1.00% of their average net assets. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Plans per annum will be borne by the Distributor and any amounts paid for the above services will be paid pursuant to a servicing or other agreement.

Distribution expenses accrued by the Distributor in one fiscal year may not be paid from distribution services fees received from the Funds in subsequent fiscal years. The Funds intend to operate the Plans in accordance with its terms and in accordance with the rules of the NASD concerning sales charges.

The fees paid to the Distributor under the Plans are subject to annual review and approval by the Funds' independent Directors who have the authority to reduce the fees or terminate the Plans at any time. All payments made pursuant to the Plans shall be made for the purpose of selling shares issued by each Fund or servicing shareholder accounts.

Under the Plans, the Distributor reports the amounts expended under the Plans and the purposes for which such expenditures were made, to the Directors of the Funds for their review on a quarterly basis. Also, the Plans provide that the selection and nomination of Directors who are not interested persons of the Funds, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. Such non-interested directors must comprise a majority of the Board of Directors of the Company and those non-interested directors shall select and nominate any other non-interested directors of the Company. Additionally, any person who acts as legal counsel for the non-interested directors of the Company is an independent legal counsel as defined in Rule 0-1(a)(6) under the Act.

The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "Commission"). The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the Plans are terminated or not continued, no Fund or class of shares would owe any distribution fees (other than current amounts accrued but not yet paid) to the Distributor.

Mr. David Lerner is a director, the chief executive officer and president of the Distributor. Mr. Lerner is also a director, the chief executive officer and president of David Lerner Associates, Inc., a registered broker-dealer affiliated with the Adviser and the Distributor and he is an interested person of the Funds. Mr. Daniel Lerner is an interested person of the Funds.

Administrative Services Agent and Fund Accountant

PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp., located at 760 Moore Road, King of Prussia, PA 19406, provides the back office services for the Funds. The services include the day-to-day administration of matters necessary to the Funds' operations, maintenance of records and books, preparation of reports and compliance monitoring.

PFPC also serves as the accounting agent for the Funds and maintains the accounting books and records of the Funds, calculates the Funds' net asset values in accordance with the provisions of the Funds' current Prospectus and prepares for each Fund's approval and use various government reports, tax returns, and proxy materials.

For the fiscal years ended October 31, 2000, 2001 and 2002 the accounting and administration fees paid to PFPC for each Fund, the reductions attributable to fee waivers, and the net fees paid with respect to the Funds were as follows:

2000
--------------------------------------------------------------------------------
     Fund                 Accounting &           Reduction in Fee   Net Fee Paid
                   Administration Fees Payable
--------------------------------------------------------------------------------
Real Estate Fund            $ 101,937                   $ 0           $ 101,937
--------------------------------------------------------------------------------

2001
--------------------------------------------------------------------------------
     Fund                 Accounting &           Reduction in Fee   Net Fee Paid
                   Administration Fee Payable
--------------------------------------------------------------------------------
Real Estate Fund            $ 103,967                   $ 0           $ 103,967
--------------------------------------------------------------------------------

2002
--------------------------------------------------------------------------------
     Fund                 Accounting &           Reduction in Fee   Net Fee Paid
                   Administration Fee Payable
--------------------------------------------------------------------------------
Real Estate Fund            $ 174,150                   $ 0           $ 174,150
--------------------------------------------------------------------------------
Value Fund*                  $ 9,000                    $ 0            $ 9,000
--------------------------------------------------------------------------------

* Value Fund commenced operations on August 1, 2002.


Transfer Agent


PFPC serves as the Funds' transfer agent and maintains the records of each shareholder's account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent.


Custodian and Custody Administrator


PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, is custodian of the Funds' assets pursuant to a custodian agreement. Under the custodian agreement, PFPC Trust Company (i) maintains a separate account or accounts in the name of the Funds (ii) holds and transfers portfolio securities on account of the Funds, (iii) accepts receipts and make disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions on account of the Funds' securities and (v) makes periodic reports to the Directors concerning the Funds' operations.


Independent Auditors


Tait, Weller & Baker, (Tait Weller) 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103, serves as independent auditor for the Funds. As independent auditors, Tait Weller reviews the financial statements of the Funds contained in the Funds' annual report. Upon completion of this review, Tait Weller issues an opinion with regard to the financial statements.


Shareholder Reports and Inquiries


The Funds issue unaudited financial information semi-annually and audited financial statements annually. Shareholder inquires should be addressed to the Funds c/o PFPC Inc., P.O. Box 9800, Providence, RI 02940-8000. Purchase and redemption transactions should be made through PFPC by calling (800) 452-4892.

                             HOW TO PURCHASE SHARES

General

Real Estate Fund Class A Shares and Value Fund Shares are sold at the NAV next determined after the Company's transfer agent, PFPC Inc. (the "Transfer Agent"), receives an order plus an initial maximum sales charge of up to 5.25% of the offering price (5.54% of the net amount invested) reduced on investments of $100,000 or more. Real Estate Fund Class B Shares are sold without a sales charge at the current NAV, but a Contingent Deferred Sales Charge ("CDSC") may be imposed at the time of redemption. The minimum initial investment for both Funds is $500; the minimum subsequent investment is $50. See "Distribution Arrangements" for more complete information on each class of shares of the Funds.

Purchase orders for shares of either Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the appropriate Fund's next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.


                                RETIREMENT PLANS


The Funds may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in the Funds. Persons desiring information concerning these plans should contact SSH Securities, Inc. at (516) 390-5565, or write to:

                              SSH Securities, Inc.
                              477 Jericho Turnpike
                                  P.O. Box 9006
                          Syosset, New York 11791-9006

Traditional Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by each Fund is deferred until distribution from the IRA.


Roth IRAs. The Taxpayers Relief Act of 1997 created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2000 annually ($4,000 for joint returns) in aggregate with contributions to Traditional IRAs. Certain income phaseouts apply.

Education IRAs. The Taxpayers Relief Act of 1997 also created the new Education IRA. Like the Roth IRA, contributions are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.


Distributions from retirement plans are subject to certain Internal Revenue Code of 1986 (the "Code") requirements in addition to normal redemption procedures. For additional information please contact the Distributor.

How to Redeem Shares

You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

General Redemption Information

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Funds to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Funds. The Funds have reserved the right to redeem in-kind, or partly in cash and partly in-kind.

Each Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See "Pricing Fund Shares." In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the Funds' portfolios.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays,
(ii) the SEC has by order permitted such suspension for the protection of the Funds' shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of either Fund not reasonably practicable.

Minimum Balances

Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Exchange of Shares

You are permitted to exchange your Value Fund Shares for Real Estate Fund Class A Shares, or vice versa, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.


                                 NET ASSET VALUE


The net asset value ("NAV") per share for each Fund is computed by adding the value of each Fund's investments, cash and other assets attributable to that Fund, deducting liabilities of that Fund and dividing the result by the number of shares outstanding. The public offering price is each Fund's NAV plus the applicable sales charge. Because of different levels of expenses Real Estate Fund Class A Shares and Real Estate Fund Class B Shares will have different NAVs.


Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.


Each Fund's equity securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Fund securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors. Other assets, such a receivables, are valued at their book value, unless the Board of Directors determines that they should be valued on another basis.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


Federal Income Taxes


Each Fund intends to elect and qualify as a "regulated investment company" under Sub-Chapter M of the Code. To so qualify, each Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of each Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

Each Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income and gain retained a Fund that is subject to corporate income tax will be considered to have been distributed by that Fund's year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Funds on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.


Dividends and Distributions


Each Fund intends to make timely distributions of its taxable income (including any net capital gain) so that each Fund will not be subject to federal income and excise taxes. The excess of net capital gains over the net capital losses realized and distributed by a Fund to its shareholders is expected to be taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder may have held Fund shares. Dividends of each Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Distributions made by a Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in Fund shares. If a shareholder's basis is reduced to zero (which could happen if a shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain. Any dividend or distribution received by a shareholder on shares of either Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or reinvested in additional shares of the appropriate Fund.

After the end of the taxable year, each Fund will notify shareholders of the federal income tax status of any distributions made by the Funds to shareholders during such year.

It is the present policy of each Fund to distribute to shareholders all net investment income quarterly and to distribute realized capital gains, if any, annually. There can be no assurance that either Fund will pay any dividends. The amount of any dividend or distribution paid on shares of each Fund must necessarily depend upon the realization of income and capital gains from each Fund's investments.


Sales and Redemptions


Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss except in the case of a dealer or a financial institution, and will be a long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in either Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.


Backup Withholding


Each Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a U.S. shareholder's U.S. federal income tax liability or refunded.


                      BROKERAGE AND PORTFOLIO TRANSACTIONS


The Adviser has the responsibility for allocating its brokerage orders and may direct orders to any broker, including to David Lerner Associates, Inc., an affiliated person of the Funds, Adviser and the Distributor. It is the Adviser's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Adviser's policy to use the primary market makers except when a better price can be obtained by using a broker. Consistent with the Conduct Rules of the NASD, Inc. and subject to seeking best execution, the Board of Directors has approved, as in the best interests of the Funds and the shareholders, a policy of considering, among other factors, sales of each Fund's shares as a factor in selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions although, the extent to which commissions may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Funds.

Allocations are made by the officers of the Company or of the Adviser. The Adviser determines purchases and sales of portfolio securities and places transactions with broker-dealers.

For the fiscal years ended October 31, 2000, 2001 and 2002, brokerage commissions in the amount of $17,905, $140,985 and $129,365 were paid to David Lerner Associates by the Real Estate Fund. For the fiscal year ended October 31, 2002, brokerage commissions in the amount of $ 3,575 were paid to David Lerner Associates by the Value Fund. The commissions that the Funds paid to David Lerner Associates for fiscal 2002 represent 100% of Real Estate Fund's and 100% of Value Fund's aggregate brokerage commissions paid during the 2002 fiscal year and 100% of Real Estate Fund's and 100% of Value Fund's aggregate dollar amount of transactions that involve the payment of commissions.


                             PERFORMANCE INFORMATION

General

From time to time, advertisements quoting performance rankings of the Funds as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by each Fund may be sent to investors or placed in newspapers and/or magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Funds.

Total return may be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance, including but not limited to, the Standard & Poor's 500 Composite Index and the Dow Jones Industrial Average.


Average Annual Total Return


From time to time the Funds may advertise their total return for prior periods. Each Fund's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's inception). A Fund's or Class's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase of Fund shares is assumed to have been paid. This calculation can be expressed as follows:


                                 P(1 + T)n = ERV

Where:

ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period


P =       hypothetical initial investment of $1,000


n =       period covered by the computation, expressed in terms of years.

T =       average annual total return

All total return calculations will reflect the deduction of the maximum front-end and contingent deferred sales charges, as applicable, and annual fund operating expenses.

Average Annual Total Return After Taxes on Distributions

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), that would equate the initial amount invested to the ending value, according to the following formula:

                            P (1 + T)/n/ = ATV\\D\\

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATV\\D\\ = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year period (or fractional portion)), after taxes on the Funds' distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), that would equate the initial amount invested to the ending value, according to the following formula:

                           P (1 + T)/n/ = ATV\\DR\\

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions and redemption), n = the number of years, and ATV\\DR\\ = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion)), after taxes on the Fund's distributions and redemption.

The table below shows the Real Estate Fund's average annual total returns, before and after taxes, for the periods ended October 31, 2002.

----------------------------------------------------------------------------------------------------------
                                              Real Estate Fund                  Real Estate Fund
                                               Class A Shares                    Class B Shares
----------------------------------------------------------------------------------------------------------
                                     One Year         Life of Fund/1/     One Year       Life of Fund/1/
----------------------------------------------------------------------------------------------------------


Average Annual Total Returns

                                        2.57%                3.14%          7.59%              4.59%
----------------------------------------------------------------------------------------------------------
Average Annual Total Returns After

Taxes on Distributions                  0.96%                0.91%          6.09%              2.64%
----------------------------------------------------------------------------------------------------------
Average Annual Total Returns After

Taxes on Distributions and              1.91%                1.33%          5.00%              2.68%
Redemption
----------------------------------------------------------------------------------------------------------

1 The inception of Class A Shares is January 9, 1998, and the inception of Class B Shares is March 6, 1998.

Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. After-tax returns do not take into account the effect of state and local taxes.


Cumulative Total Return


The Funds may also quote the cumulative total return in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.

                                  CAPITAL STOCK

The Company currently has two series: the Real Estate Fund and the Value Fund. The authorized capital stock of the Real Estate Fund currently consists of 1 billion shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Value Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Funds' Directors may increase the number of authorized shares without shareholder approval. The Real Estate Fund currently offers two classes of shares, Real Estate Fund Class A Shares and Real Estate Fund Class B Shares. The Value Fund offers one class of shares, the Value Fund Shares. All shares of the Funds, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. A shareholder in either Fund will be entitled to his or her share pro rata share with other holders of shares of all dividends and distributions arising from that Fund's assets and, upon redeeming shares, will receive the then current net asset value of the appropriate Fund represented by the redeemed shares.

Under Maryland law, the Funds are not required, and do not intend to hold annual meetings of shareholders unless, under certain circumstances, they are required to do so under the 1940 Act. Shareholders of 10% or more of either Fund's outstanding shares may request that a special meeting be called to consider the removal of any Directors. The Fund will assist in the communication with other shareholders.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. Generally, shares of both series would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of an advisory agreement and changes in investment policy, shares of each series vote separately. Only shareholders of a particular class may vote on matters related solely to that class, including the Rule 12b-1 Plan associated with that class. Procedures for calling a shareholders' meeting for the removal of Directors of a Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of either Fund, are entitled to receive the net assets of the appropriate Fund. Real Estate Fund Class B Shares automatically convert to Class A Shares after 7 years.


                              Financial Statements


The audited financial statements and notes thereto for the Real Estate Fund, contained in the Annual Report to Shareholders dated October 31, 2002, and the report thereon of Tait, Weller & Baker, independent auditor, also contained therein, are incorporated by reference in this Statement of Additional Information. No other parts of the Annual Report are incorporated by reference herein.

You can obtain a copy of the Annual Report to Shareholders dated October 31, 2002 by writing or calling the Distributor at the address or telephone number set forth on the cover of this Statement of Additional Information.

                     SPIRIT OF AMERICA INVESTMENT FUND, INC.

                                    Form N-1A

                           Part C -- Other Information

Part C.  Other Information

Item 23. Exhibits

     (a) (i) Articles of Incorporation are incorporated by reference to Registrant's Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

          (ii) Articles Supplementary dated February 26, 2001 - incorporated by reference to Post-Effective Amendment No. 5, filed February 28, 2002.

          (iii) Articles Supplementary dated July 16, 2002 - incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

          (iv) Articles of Amendment dated July 16, 2002 - incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

     (b) By-Laws are incorporated by reference to Registrant's Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

     (c)  All Instruments Defining the Rights of Holders.

          (i) Articles of Incorporation are incorporated by reference to Registrants Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

          (ii) Articles Supplementary dated February 26, 2001- incorporated by reference to Post-Effective Amendment No. 5, filed February 28, 2002.

          (iii) Articles Supplementary dated July 16, 2002 - incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

          (iv) Articles of Amendment dated July 16, 2002 - incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

          (v) By-Laws are incorporated by reference to Registrant's Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

     (d) Investment Advisory Contracts -- Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

          (i)  Investment Advisory Contract - Amendment to Investment Advisory
          ---  ---------------------------------------------------------------
               Agreement between Spirit of America Management Corp. and the
               ------------------------------------------------------------
               Registrant - incorporated by reference to Post-Effective
               --------------------------------------------------------
               Amendment No. 7, filed July 23, 2002.
               -------------------------------------

     (e) Underwriting Agreement --Underwriting Agreement between SSH Securities, Inc. and the Registrant, as amended - filed herein.

     (f) Bonus, Profit Sharing, Pension or Other Similar Contracts - Not Applicable

     (g) Custody Agreement between PFPC Trust Company and Registrant - incorporated by reference to Post-Effective No. 6, filed on May 24, 2002.

     (h)  Other Material Contracts

          (i) Investment Company Services Agreement -- Investment Company Services Agreement is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

          (ii) Investment Company Services Agreement -- Amendment to Investment
          ---------------------------------------------------------------------
               Company Services Agreement - incorporated by reference to
               ---------------------------------------------------------
               Post-Effective Amendment No. 7, filed July 23, 2002.
               ----------------------------------------------------

     (i)  Opinion and Consent of Counsel - filed herein.
          ----------------------------------------------

     (j)  Other Opinions, Appraisals or Rulings

          (i)  Consent of Independent Auditors - filed herein.
          ----------------------------------------------------

     (k)  All Financial Statements omitted from Item 22 - not applicable

     (l) Agreements or Understandings Made in Consideration for Providing the Initial Capital -- is incorporated by reference to Registrant's Pre-Effective Amendment No.2 filed December 31, 1997.

     (m)  Plan of Distribution pursuant to Rule 12b-1

          (i) Distribution Plan - Spirit of America Fund Class A Shares incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

          (ii) Distribution Plan - Spirit of America Fund Class B Shares incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

          (iii) Distribution Plan - Spirit of America Value Fund - incorporated
          ---------------------------------------------------------------------
          by reference to Post-Effective Amendment No.7, filed July 23, 2002.
          -------------------------------------------------------------------

     (n) 18f-3 Plan with respect to Multiple Class Shares - incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

     (p) Code of Ethics of Spirit of America Investment Fund. Inc., Spirit of America Management Co. and SSH Securities - incorporated by reference to Post-Effective Amendment No. 4, filed on February 28, 2001.

Item 24. Persons Controlled by or Under Common Control with Registrant - None.

Item 25. Indemnification.

     It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHT of Registrant's Articles of Incorporation, incorporated by reference in connection with Exhibit 1 hereto, Article VII and Article VIII of Registrant's By-Laws, incorporated by reference in connection with Exhibit 2 hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, incorporated by reference in connection with Exhibit 5 hereto.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26. Business and Other Connections of Investment Adviser.

     Since the date of its incorporation on April 24, 1997, Spirit of America Management Corp. has not been engaged in any other business other than acting as adviser to Registrant. During the past twenty-four years, David Lerner, a director and officer of the Adviser, has served as the Chief Executive Officer and Director of David Lerner Associates, Inc. The business address of the company is 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006.

     For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, or partner reference is made to Form ADV (File #801-54782) filed by the Adviser under the Investment Advisers Act of 1940, as amended.

Item 27. Principal Underwriter.

     (a) SSH Securities, Inc., the Registrant's distributor, does not act as principal underwriter, depositor or investment adviser for any other investment company.

     (b) The table below sets forth certain information with respect to each director, officer and control person of SSH Securities, Inc.

          Name and Principal                     Position and Offices                   Position and Offices
           Business Address                        With Underwriter                        With Registrant
           ----------------                        ----------------                        ---------------
David Lerner                             Director, Chief Executive Officer      Chairman of the Board, Director,
477 Jericho Turnpike                     and President                          President and Treasurer
P.O. Box 9006 Syosset, NY 11791-9006

Alan Chodosh                             Chief Financial Officer                None
477 Jericho Turnpike
P.O. Box 9006 Syosset, NY 11791-9006

Daniel E. Chafetz                        Chief Compliance Officer               Compliance Officer
477 Jericho Turnpike
P.O. Box 9006 Syosset, NY 11791-9006

     (c)  Not Applicable.

Item 28. Location of Accounts and Records.

     All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Fund's Investment Adviser, Spirit of America Management, Inc., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, except for those maintained by the Fund's Custodian, PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153 and the Fund's Administrator, Transfer Agent and Fund Accounting Services Agent, PFPC Inc., 760 Moore Road, King of Prussia, PA 19406.

Item 29. Management Services.

     None.

Item 30. Undertakings.

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syosset, and State of New York on the 28th day of February, 2003.


                                        Spirit of America Investment Fund, Inc.
                                                 Registrant

                                        By:   /s/ David Lerner
                                             ------------------------------
                                                  David Lerner, President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                        Capacity                     Date
---------                        --------                     ----

/s/ David Lerner                 Chairman of the Board        February 28, 2003
--------------------------
David Lerner                     President & Treasurer

/s/ Thomas P. Reynolds*          Director                     February 28, 2003
--------------------------
Thomas P. Reynolds

/s/ Allen Kaufman*               Director                     February 28, 2003
--------------------------
Allen Kaufman

/s/ Daniel Lerner*               Director                     February 28, 2003
--------------------------
Daniel Lerner

/s/ Stanley Thune*               Director                     February 28, 2003
--------------------------
Stanley Thune

By: /s/ Thomas N. Calabria
--------------------------
*Attorney-in-Fact

The Spirit of America Investment Fund, Inc.

                         Index to Exhibits to Form N-1A
                         ------------------------------

Exhibit No.
-----------

(i)                Opinion and Consent of Counsel
(j)(i)             Consent of Independent Auditors